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                                  FORM 8-K
                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     May 2, 2006
Name of Registrant:                 Graybar Electric Company, Inc.
Jurisdiction of Incorporation:      New York
Commission File Number:             000-00255
IRS Identification Number:          13-0794380
Address of Principal Executive Offices:
                                    34 North Meramec Avenue
                                    St. Louis, MO 63105
Registrant's Telephone Number:      314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Mr. Gary D. Hodges, a Director and District Vice President of the Company, has announced his intention to retire effective as of July 1, 2006. The Company has no current intention of filling the resulting vacancy on the Board of Directors.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Graybar Electric Company, Inc.

Date: May 2, 2006                      /s/ T. F. Dowd
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                                                    (Signature)

                                       T. F. Dowd
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                                             (Name of signing officer)

                                       Vice President, Secretary and
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                                       General Counsel
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                                                      (Title)